SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2006

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm.

Effective March 13, 2006, the Company dismissed Ernst & Young, LLP, as its independent auditor. The change in the Company's auditors was recommended and approved by the board of directors of the Company.

Effective May 5, 2005, the Company engaged Ernst & Young, LLP, as its independent registered public accounting firm as a result of a transaction which the Company believes occurred  on May 3, 2005, pursuant to which Moore Stephens Ellis Foster Ltd., Chartered Accountants, (the Company’s prior auditing firm) entered into an agreement with Ernst & Young LLP (Canada) under which certain assets of Ellis Foster were sold to Ernst & Young and the professional staff and partners of Ellis Foster joined Ernst & Young either as employees or partners of Ernst & Young and carried on their practice as members of Ernst & Young.  The Company filed a current report on Form 8-K reporting this change in auditors.

Since its engagement, effective May 5, 2005, Ernst & Young, LLP has not performed any audits of our financial statements.

The audit reports of Moore Stephens, on the Company’s financial statements for the last two fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Moore Stephens for the last two fiscal years included an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 2004 and 2003, and subsequent interim period through March 13, 2006, there were no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused it to make reference to such disagreements in its reports.    There were no “reportable events” as defined in Item 304(a)(1) of Regulation S-B.

During the period from May 5, 2005 through March 13, 2006, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to such disagreements in its reports.    There were no “reportable events” as defined in Item 304(a)(1) of Regulation
S-B.

The Company provided Ernst & Young, LLP with a copy of this report prior to filing it with the Securities and Exchange Commission and requested Ernst & Young, LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young, LLP agrees with the above statements made by the Company in this report. The Company was orally advised that Ernst & Young will provide such letter within 10 days of the date hereof.

(b) New independent public accountants.

On March 13, 2006, and effective the same date, on the recommendation of the Company's board of directors,  the Company engaged Peterson Sullivan, PLLC as its  independent  registered  public  accounting  firm to audit the Company's financial  statements for the fiscal year ending December 31, 2005 and to perform procedures related to the financial statements included in the Company's quarterly  reports on Form 10-QSB,  beginning  with the quarter ended March 31, 2006.

During the two most recent  fiscal years and through March 13, 2006,  the Company  has not  consulted  with Peterson Sullivan PLLC  regarding  either the  application  of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the financial  statements of the Company, as well as any matters or reportable events described in Item 304(a)(2) of Regulation S-B.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 16.1 – Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: March 30, 2006

EXHIBIT 16.1

March 29, 2006

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Amendment No. 1 to Form 8-K/A dated March 29, 2006 of HepaLife Technologies, Inc. (the “Company”).

With respect to section (a) therein:

•

We are in agreement with the statement made in the first sentence of paragraph one but have no basis to agree or disagree with the statement made in the second sentence that the change in the Company’s auditors was recommended and approved by the board of directors of the Company.

•

We are in agreement with the statements made in paragraph two except that we were appointed auditors on June 30, 2005.

•

We are in agreement with the statements made in paragraphs three and six except that May 5, 2005 should be replaced by June 30, 2005.

•

We have no basis to comment on the statements made in paragraphs four and five as they pertain to another independent registered public accounting firm.

•

We are in agreement with the statements made in paragraph seven.

We have no basis to agree or disagree with the statements made in section (b).

/s/ Ernst and Young LLP